SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  June 25, 1999


                       MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of April 29 , 1999, which forms Mellon Bank Residential Funding Home Equity Installment Loan Trust 1999-1 Mortgage Pass-Through Certificates, Series MHELT 1999-1.


                       MELLON RESIDENTIAL FUNDING CORPORATION
                      HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES MHELT 1999-1
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-24453-06                             23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of April 29, 1999.


          Date:  July 15, 1999              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1999.







Mellon Bank   MHELT 1999-1
Mortgage Pass-Through Certificates


June 25, 1999 Distribution


Contents


TABLE OF CONTENTS


Page

                                             1.             Contents
>                                         1
                                             2.             Certificate Payment
> Report                                  2
                                             3.             Collection Account
>Report                                   4
                                             4.             Credit Enhancement
>Report                                   7
                                             5.             Delinquency Report
>                                         8
                                             6.             Triggers, Adj. Rate
> Cert. and Miscellaneous Report          9
                                             7.             Other Related Infor
>mation                                   10


                                                            Total Number of Pag
>es                                                    10


                                             CONTACTS

                                                            Administrator:   Ba
>rbara Campbell
                                                            Direct Phone Number
>:   (949)224-8076
                                                            Address:   Bankers
>Trust Company of California, N.A.
                                                                             3
>Park Plaza 16th Floor, Irvine, CA 92614

                                                            Web Site:   http://
>online.bankerstrust.com/invr/
                                                            Factor Information:
>   (800) 735-7777
                                                            Main Phone Number:
>  (949) 253-7575


ISSUANCE INFORMATION

               Seller:                       Mellon Bank, N.A.
>                                         Cut-Off Date:             March 31, 1
>999
               Certificate Insurer:
>                                         Closing Date:               April 29,
>1999
               Servicer(s):                  Mellon Bank, N.A.      Master Serv
>icer                                     First Payment Date:     May 25, 1999
>


               Underwriter(s):               J. P. Morgan      Lead Underwriter
>                                         Distribution Date:       June 25, 199
>9
                                             Mellon Financial Markets, Inc.
>  Underwriter                            Record Date:               May 28, 19
>99


>           Page 1 of 10
>       (c) COPYRIGHT 1999 Bankers Trust Company
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Certificate Payment Report for June 25, 1999 Distribution


               Distribution in Dollars - Current Period
                                                                           Prio
>r
>       Current
               Class          Original                                     Prin
>cipal                                    Total          Realized      Deferred
>       Principal
Class          Type           Face Value                                   Bala
>nce        Interest       Principal      Distribution   Losses        Interest
>       Balance
                                                                           (1)
>           (2)            (3)            (4)=(2)+(3)    (5)            (6)
>       (7)=(1)-(3)-(5)+(6)

A-1            SEQ                   61600000
>59627884.91      293170.43     1705063.27      1998233.7              0
>      0    57922821.64
A-2            SEQ                   27000000
>   27000000         135450              0         135450              0
>      0       27000000
A-3            SEQ                   10700000
>   10700000       55996.67              0       55996.67              0
>      0       10700000
A-4            SEQ                   10906000
>   10906000       61891.55              0       61891.55              0
>      0       10906000
A-5            NAS                   13400000
>   13400000       70461.67              0       70461.67              0
>      0       13400000
B              SUB                   10750000
>   10750000       62260.42              0       62260.42              0
>      0       10750000
R              R                            0
>          0              0              0              0              0
>      0              0


Total                               134356000
>132383884.9      679230.74     1705063.27     2384294.01              0
>      0    130678821.6


               Interest Accrual Detail                                     Curr
>ent Period Factor Information per $1,000 of Original Face

>           Orig. PrincipalPrior
>       Current
               Period         Period
>           (with Notional)Principal                                    Total
>       Principal
Class          Starting       Ending                        Method         Cusi
>p          Balance        Balance        Interest       Principal     Distribu
>tion   Balance

>                          (1)            (2)            (3)           (4)=(2)+
>(3)    (5)

A-1                                                         F-30/360       5855
>0SAG5             61600000    967.9851446    4.759260227    27.67959854   32.4
>3885877    940.3055461
A-2                                                         F-30/360       5855
>0SAH3             27000000           1000    5.016666667              0   5.01
>6666667           1000
A-3                                                         F-30/360       5855
>0SAJ9             10700000           1000    5.233333645              0   5.23
>3333645           1000
A-4                                                         F-30/360       5855
>0SAK6             10906000           1000          5.675              0
>  5.675           1000
A-5                                                         F-30/360       5855
>0SAL4             13400000           1000    5.258333582              0   5.25
>8333582           1000
B                                                           F-30/360       5855
>0SAM2             10750000           1000    5.791666977              0   5.79
>1666977           1000
R                                                           -
>                         0              0              0              0
>      0              0


>                          Page 2 of  10
>       (c) COPYRIGHT 1999 Bankers Trust Company
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Certificate Payment Report for June 25, 1999 Distribution


               Distribution in Dollars - to Date

>
>       Current
               Original                                                    Unsc
>heduled    Scheduled      Total          Total          Realized      Deferred
>       Principal
Class          Face Value                    Interest                      Prin
>cipal      Principal      Principal      Distribution   Losses        Interest
>       Balance
               (1)                           (2)                           (3)
>           (4)            (5)=(3)+(4)    (6)=(2)+(5)    (7)            (8)
>       (9)=(1)-(5)-(7)+(8)

A-1                   61600000                      596037.1
> 3092471.52      584706.84     3677178.36     4273215.46              0
>      0    57922821.64
A-2                   27000000                        270900
>          0              0              0         270900              0
>      0       27000000
A-3                   10700000                     111993.34
>          0              0              0      111993.34              0
>      0       10700000
A-4                   10906000                      123783.1
>          0              0              0       123783.1              0
>      0       10906000
A-5                   13400000                     140923.34
>          0              0              0      140923.34              0
>      0       13400000
B                     10750000                     124520.84
>          0              0              0      124520.84              0
>      0       10750000
R                            0                             0
>          0              0              0              0              0
>      0              0


Total                134356000                    1368157.72
> 3092471.52      584706.84     3677178.36     5045336.08              0
>      0    130678821.6


               Interest Detail
               Pass-          Prior Principal
>           Non-           Prior          Unscheduled                   Paid or
>       Current
               Through        (with Notional)                              Accr
>ued        Supported      Unpaid         Interest       Optimal       Deferred
>       Unpaid
Class          Rate           Balance                                      Inte
>rest       Interest SF    Interest       Adjustments    Interest      Interest
>       Interest
                                                                           (1)
>           (2)            (3)            (4)            (5)=(1)-(2)+(3)(6)
>       (7)=(5)-(6)

A-1                      0.059    59627884.91
>  293170.43              0              0              0      293170.43     29
>3170.43              0
A-2                     0.0602       27000000
>     135450              0              0              0         135450
> 135450              0
A-3                     0.0628       10700000
>   55996.67              0              0              0       55996.67      5
>5996.67              0
A-4                     0.0681       10906000
>   61891.55              0              0              0       61891.55      6
>1891.55              0
A-5                     0.0631       13400000
>   70461.67              0              0              0       70461.67      7
>0461.67              0
B                       0.0695       10750000
>   62260.42              0              0              0       62260.42      6
>2260.42              0
R                                           0
>          0              0              0              0              0
>      0              0


Total                             132383884.9
>  679230.74              0              0              0      679230.74     67
>9230.74              0
*Unpaid Interest reflects Interest Carryover Amounts


>                          Page 3 of  10
>       (c) COPYRIGHT 1999 Bankers Trust Company
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Collection Account Report for June 25, 1999 Distribution


               Collection Account Report


SUMMARY
>                                         TOTAL

               Principal Collections
>                                         1,481,175.71
               Principal Withdrawals
>                                         0.00
               Principal Other Accounts
>                                         0.00
               TOTAL NET PRINCIPAL
>                                         1,481,175.71

               Interest Collections
>                                         867,079.65
               Interest Withdrawals
>                                         0.00
               Interest Other Accounts
>                                         0.00
               Interest Other Fees
>                                         (55,195.19)
               TOTAL NET INTEREST
>                                         811,884.46

               TOTAL AVAILABLE FUNDS TO BONDHOLDERS
>                                         2,293,060.17


PRINCIPAL - COLLECTIONS
>                                         TOTAL

               Scheduled Principal
>                                         295,420.53
               Curtailments
>                                         0.00
               Prepayments In Full
>                                         1,185,755.18
               Repurchases/Substitutions
>                                         0.00
               Liquidations
>                                         0.00
               Insurance Principal
>                                         0.00
               Other Principal
>                                         0.00
               Delinquent Principal
>                                         0.00
               Principal Advanced
>                                         0.00
               Total Realized Loss Of Principal
>                                         0.00

               TOTAL PRINCIPAL COLLECTED
>                                         1,481,175.71


                                                            Page 4 of 10
>                                (c) COPYRIGHT 1999 Bankers Trust Company
>
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Collection Account Report for June 25, 1999 Distribution


               Collection Account Report


PRINCIPAL - WITHDRAWALS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK


PRINCIPAL - OTHER ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK


INTEREST - COLLECTIONS
>                                         TOTAL

               Current Interest
>                                         905,148.06
               Repurchases/Substitutions
>                                         0.00
               Liquidation Interest
>                                         0.00
               Insurance Interest
>                                         0.00
               Other Interest
>                                         5,408.31

               Amounts Held for Future Distribution
>                                         (107,299.71)
               Interest Advanced
>                                         63,131.51
               Compensating Interest
>                                         691.48

               TOTAL INTEREST COLLECTED
>                                         867,079.65


                                                            Page 5 of 10
>                                (c) COPYRIGHT 1999 Bankers Trust Company
>
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Collection Account Report for June 25, 1999 Distribution


               Collection Account Report


INTEREST - WITHDRAWALS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK


INTEREST - OTHER ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES
>                                         TOTAL

               Master Servicing Fees
>                                         55,195.19

               TOTAL INTEREST OTHER FEES
>                                         55,195.19


                                                            Page 6 of 10
>                              (c) COPYRIGHT 1999 Bankers Trust Company
>
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Credit Enhancement Report for June 25, 1999 Distribution


               Credit Enhancement Report


ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK


INSURANCE
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK


STRUCTURAL FEATURES
>                                         TOTAL

               Extra Principal Distribution Amount
>                                         223,887.56

               Ending Overcollateralization Amount
>                                         308,467.61

               Overcollateralization Deficiency Amt
>                                         1,258,979.95


                                                            Page 7 of 10
>                                (c) COPYRIGHT 1999 Bankers Trust Company
>
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Delinquency Report for June 25, 1999 Distribution


               Delinquency Report  - Total


                                                            CURRENT        1 PA
>YMENT      2  PAYMTS      3+  PAYMTS     TOTAL
DELINQUENT                    Balance
>     664616          27010              0         691626
                              % Balance
>0.005073897    0.000206203              0      0.0052801
                              # Loans
>         14              1              0             15
                              % # Loans
>0.006011164    0.000429369              0    0.006440532
FORECLOSURE                   Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
BANKRUPTCY                    Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
REO                           Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0

TOTAL                         Balance                                     0
>     664616          27010              0         691626
                              % Balance                                   0
>0.005073897    0.000206203              0      0.0052801
                              # Loans                                     0
>         14              1              0             15
                              % # Loans                                   0
>0.006011164    0.000429369              0    0.006440532
Note: Current = 0-29days, 1 Payment =30-59days, 2 Payments = 60-89days, 3+ Pay >ments = 90+

>                                         6 Months Moving Average
1 or 2 Payments Delinquent                                                 3 or
> More Payments Delinquent


Total Foreclosure                                                          Tota
>l Bankruptcy and REO


Note: Dates correspond to distribution dates.
                                                            Page 8 of 10
>                               (c) COPYRIGHT 1999 Bankers Trust Company
>
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Triggers, Adj. Rate Cert. and Miscellaneous Report for June 25, >1999 Distribution


               Triggers, Adj. Rate Cert. and Miscellaneous Report


TRIGGER EVENTS
>                                         TOTAL

               Step Down Trigger
>                                         No


ADJUSTABLE RATE CERTIFICATE INFORMATION
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION
>                                         TOTAL

               Beginning Pool Balance
>                                         132,468,464.96
               Ending Pool Balance
>                                         130,987,289.25

               Pool Realized Losses
>                                         0.00

               Total Master Servicing Fees
>                                         55,195.19
               Compensating Interest
>                                         691.48
               Delinquent Servicing Fees
>                                         (8,821.89)
               COLLECTED SERVICING FEES
>                                         63,325.60

               Total Advanced Interest
>                                         63,131.51
               Current Nonrecoverable Advances
>                                         0.00
               Cumulative Nonrecoverable Advances
>                                         0.00


                                                            Page 9 of 10
>                               (c) COPYRIGHT 1999 Bankers Trust Company
>
               Mellon Bank   MHELT 1999-1
               Mortgage Pass-Through Certificates

               Other Related Information for June 25, 1999 Distribution


               Other Related Information


ADDITIONAL INFORMATION
>                                         TOTAL

               PROPERTIES IN REO:
               Loan Number / Stated Principal Balance


                                                            Page 10 of 10
>                                (c) COPYRIGHT 1999 Bankers Trust Company
>